NASDAQ: FCTR Wednesday, April 27, 2005 Annual Meeting of Shareholders

Lawrence M. Kimbrough President and Chief Executive Officer First Charter Corporation

Presenting for Management... Robert E. James, Jr. President and Chief Executive Officer First Charter Bank Charles A. Caswell Chief Financial Officer First Charter Bank

Building for the Future

Forward Looking Statements This news release contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) projected results in connection with the implementation of our business plan and strategic initiatives are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the Corporation does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto adversely affect the businesses in which the Corporation is engaged; (9) regulatory compliance cost increases are greater than expected; and (10) the passage of future tax legislation, or any negative regulatory, administrative or judicial position, may adversely impact the Corporation. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The Corporation undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.

2004 In Review 2005 First Quarter Financial Performance First Charter Today Strategy for Long-Term Growth 2005 Focus and Initiatives Agenda

Chuck Caswell Chief Financial Officer

Our Growth Strategy is Working 2004 Achievements Total Revenue Up 7% Loan Growth Up 8% Deposit Growth Up 7% Strong Asset Quality 38% Increase in total shareholder return in 2004, inclusive of dividends

Key Financial Ratios Improved in 2004 2004 2003 Return on Assets 0.98% 0.35% Return on Equity 14.05% 4.50% Efficiency Ratio 60.55% 77.45% ....as of year-end

2004 Financial Highlights Earnings Totaled $42.4 Million or $1.40 per Diluted Share, compared to $14.1 Million, or $0.47 per Diluted Share, for 2003 Total Revenues Increased 11% to $47.1 Million, compared to the fourth quarter of 2003 Net Interest Income Increased 14% to $123.0 Million Non-Interest Income Decreased $3.0 Million, or 5%, to $60.9 Million Asset Quality Continued to Improve

Asset Quality Remains Sound 2004 2003 Past Dues 0.51% 1.04% Non-accrual Loans 0.57% 0.66% Nonperforming Assets 0.73% 0.96% Net Charge-Offs 0.28% 0.39% Allowance for Loan Losses as a % of loans 1.10% 1.14% Allowance for Loan Losses as a % of non-accrual loans 192% 172% ....as of year-end

First Quarter 2005

First Quarter Results Net Income Up $1.1 Million or 11.6% to $10.3 Million EPS Increased from $.31 to $.34 or 9.7% Return on Assets: 0.94% vs 0.88% Return on Equity: 13.21% vs 12.24% 1Q 2005 Compared to 1Q 2004

First Quarter Results Home Equity and Consumer Loan Growth Demand Deposit Growth Fee Revenue Solid Credit Quality 1Q 2005 Compared to 1Q 2004

First Quarter Results Loans Up $424 Million or 18.6% Home Equity Up $63.5 Million or 15.3% Consumer Up $39.0 Million or 14.4% $215.5 Million Hybrid ARMs Purchased March 31, 2005 Compared to March 31, 2004

First Quarter Results Retail Deposits Up $81.9 Million or 3.7% Transaction Deposits Up $17.3 Million or 1.3% Noninterest Bearing Up $49.9 Million or 14.1% Savings Up $18.0 Million or 4.0% Retail CDs Up $64.6 Million or 7.1% March 31, 2005 Compared to March 31, 2004

First Quarter Results Noninterest Income Up $1.1 Million or 7.8% Service Charges Up $0.6 Million or 11.3% Insurance Services Up $0.5 Million or 15.9% ATM/Debit Card/Other Up $0.6 Million or 45.8% Securities Loss $49 Thousand Compared to $326 Thousand Gain 1Q 2005 Compared to 1Q 2004

First Quarter Results Noninterest Expense Up $0.6 Million or 2% Salary Expense Up $0.5 Million or 3.6% Professional Fees Down $0.8 Million 1Q 2005 Compared to 1Q 2004

Asset Quality Remains Sound First Quarter 2005 Fourth Quarter 2004 Past Dues 0.51% 0.51% Nonaccrual Loans 0.34% 0.57% Nonperforming Assets 0.62% 0.73% Net Charge-Offs 0.21% 0.30% Allowance for Loan Losses as a % of loans 1.02% 1.10% Allowance for Loan Losses as a % of nonaccrual loans 296% 192%

Annual Guidance 2005 Earnings Per Share $1.50 - $1.55

Bob James President & CEO First Charter Bank

First Charter Today .....as of March 31, 2005 Assets: $4.5 Billion Deposits: $2.7 Billion 60 Banking & Insurance Offices 1,100 Employees Serving 155,000 Households Market Cap: $683.9 Million

Who is First Charter?

Key Components of Our Growth Strategy

Strategy for Long Term Growth Community Banking Model Vibrant Markets Large, Bureaucratic Competitors Organic Growth Exceptional Service Comprehensive Set of Products Convenience Controlled Market Expansion De Novo Branches Smart Acquisitions

How Our Community Banking Acquiring New Customers Retaining Existing Customers Providing Exceptional Service Model Works

Acquiring New Customers Retaining Existing Customers Providing Exceptional Service How Our Community Banking Model Works

Exceptional Service Overall, how satisfied were you with the service that you received the last time you visited First Charter Bank? QUARTERLY CUSTOMER SURVEY Key Question: Very Satisfied Satisfied Somewhat Satisfied Dissatisfied Very Dissatisfied

Delivering "Expect More" Service 1Q/02 2Q/02 3Q/02 4Q/02 1Q/03 2Q/03 3Q/03 4Q/03 1Q/04 2Q/04 3Q/04 4Q/04 74 75 79 83 80 80 82 81 80 83 82 83 * Quarterly independent survey of over 1,500 customers ** American Banker/Gallup 2004 Consumer Survey Industry Average** Very Satisfied 58% *Percent of Very Satisfied Customers

Delivering "Expect More" Service 1Q/02 2Q/02 3Q/02 4Q/02 1Q/03 2Q/03 3Q/03 4Q/03 1Q/04 2Q/04 3Q/04 4Q/04 1Q/05 74 75 79 83 80 80 82 81 80 83 82 83 85 * Quarterly independent survey of over 1,500 customers ** American Banker/Gallup 2004 Consumer Survey Industry Average** Very Satisfied 58% 85% *Percent of Very Satisfied Customers

Why "Expect More" is Important Creates positive word-of-mouth advertising Word-of-mouth advertising attracts new customers Very satisfied customers are more likely to purchase additional services now and in the future Improves customer retention and leads to increased profitability over time

Robin Hinson - 2005 Expect More Award

Acquiring New Customers Retaining Existing Customers Providing Exceptional Service How Our Community Banking Model Works

Acquiring New Customers CHecking Account Marketing Program (CHAMP)

19068 40995 38607 ....CHAMP Results as of March 31, 2005 Acquiring New Customers 2003 2004 Net Fee Revenue Per Account $216.33 2002 3/2005 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9

Acquiring New Customers 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 19068 40995 38607 11392 ....CHAMP Results as of March 31, 2005 2003 2004 Net Fee Revenue Per Account $216.33 2002 3/2005

90823 112163 125910 131062 Growth in Total Checking Accounts 2003 2004 2002 03/31/05 Compounded Annual Growth Rate 18%

Increasing Cross-Sales Opportunities Strong Service Culture = Multiple Product Sales 03/31/05 Products Sold 14,837 5,529 2.7 Cross-Sell Ratio 03/31/05 New Core Retail HHs

De Novo & Replacement Branches

Birkdale Acquiring New Customers: New Facilities

WATERSIDE CROSSING Acquiring New Customers: New Facilities

CORNELIUS Acquiring New Customers: New Facilities

COLONY PLACE Opening New Markets

COTSWOLD Acquiring New Customers: New Facilities

HIGHWAY 74 Acquiring New Customers: New Facilities

WILMAR Acquiring New Customers: New Facilities

LINCOLNTON MAIN Acquiring New Customers: New Facilities

Acquiring New Customers Retaining Existing Customers Providing Exceptional Service How Our Community Banking Model Works

Complementary Business Lines Insurance Services Brokerage Services Corporate & Private Asset Management Mortgage Services

Community Banking Model Results Customer Satisfaction First Charter Average: 85% Very Satisfied National Consumer Survey: 58% Very Satisfied* New Checking Accounts First Charter Average: 728 per branch in 2004 Typical Bank Average: 245 per branch, per year** New Core Households Growth of 10% Cross-Sell average of 2.7 * American Banker/Gallup 2004 Consumer Survey ** Haberfeld & Associates

2005 Focus and Initiatives Growing Deposits Totally Free Retail and Business Checking

276699 305924 326679 377793 2002 2001 2003 2004 Noninterest Bearing Deposits .....Dollars in thousands Compounded Annual Growth Rate 11%

2005 Focus and Initiatives Growing Deposits Totally Free Retail and Business Checking Cash Management Sales

2005 Focus and Initiatives Growing Deposits Totally Free Retail and Business Checking Cash Management Sales Growing Consumer Loans Targeted Consumer Loan Sales Campaigns

481772 597931 677489 771317 2002 2001 2003 2004 Total Consumer & Home Equity Loans .....Dollars in thousands Compounded Annual Growth Rate 17%

2005 Focus and Initiatives Growing Deposits Totally Free Retail and Business Checking Cash Management Sales Growing Consumer Loans Targeted Consumer Loan Sales Campaigns Growing Commercial Loans Small Business Loan Program Increasing Emphasis on C&I Lending Adding Experienced Lenders

2005 Focus and Initiatives New Markets Expansion into Raleigh Mortgage Services Builders Group Branch Expansion One De Novo Branch Three Replacement Branches Community Involvement

Community Involvement

Pops In The Park

Union Street Live

Celebrate America

Camp Challenge

Toys For Tots

Juvenile Diabetes Walk-A-Thon

Long-Term Objectives

Long-Term Objectives Consistent Double Digit EPS Growth Return on Shareholders' Equity in Excess of 15% Growing Our Customer Base Maintaining the Integrity of Our Franchise

Questions

NASDAQ: FCTR Wednesday, April 27, 2005 Annual Meeting of Shareholders